UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2014

Michael W. Stockton

American Funds Developing World Growth and Income Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Invest in the dividends
of a complex, new world.

American Funds Developing World Growth and Income FundSM Annual report for the period ended November 30, 2014

American Funds Developing World Growth and Income Fund seeks to provide long-term growth of capital while providing current income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here is the cumulative total return on a $1,000 investment with all distributions reinvested for the period ended December 31, 2014 (the most recent calendar quarter-end):

Class A shares	Lifetime (since fund’s inception 2/3/14)

Reflecting 5.75% maximum sales charge	-0.85%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 1.39% for Class A shares as of the prospectus dated February 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of December 31, 2014, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.97% (1.96% without the reimbursement).

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Market weakness can
create opportunities for
long-term investors.

Special feature

6	Invest in the dividends of a complex, new world.

Contents
1	Letter to investors
5	The value of a $10,000 investment
12	Summary investment portfolio
15	Financial statements
32	Board of trustees and other officers

Fellow investors:

We are pleased to welcome you as an investor in American Funds Developing World Growth and Income Fund (DWGI), the newest offering in our lineup. Launched in early 2014, the fund seeks to access long-term investment opportunities in emerging markets (turn to page 6 for more about the rise of the emerging markets consumer and how other powerful trends in developing markets are affecting the global economy). DWGI pursues sustainable income by focusing on companies that have consistently paid meaningful dividends over time. While the majority of fund assets are invested in stocks domiciled in developing markets, managers may also invest in developed market firms that derive a significant portion of their revenues from emerging markets (this includes companies based in South Korea and Taiwan).

This report covers the period from February 3, 2014, the start of the fund’s operations, to November 30, 2014. During this time, the fund rose 9.75% compared with a 10.80% gain for the MSCI Emerging Markets Index, which measures 23 markets in developing countries.*

Emerging markets rally despite headwinds

Emerging markets stocks posted double-digit gains during the reporting period, shrugging off concerns about slowing economic growth in some markets, commodity weakness and currency depreciation as the U.S. Federal Reserve’s quantitative easing program came to a close. Several Asian markets advanced sharply amid expectations for sweeping political change. Indian equities climbed 39% as the May election of Prime Minister Narendra Modi spurred hopes for reform and the country’s economy showed signs of improvement. Indonesian stocks also rallied, fueled by enthusiasm surrounding the July presidential election of Joko Widodo. Meanwhile, the MSCI China Index rose 14%, overriding market jitters about the pace of economic growth. Investors appeared to take heart from targeted stimulus measures and new reforms regarding state-owned enterprises, partly offsetting worries about a sluggish economy. China’s government also announced a series of initiatives to support the country’s ailing property market.

*	The index is unmanaged and, therefore, has no expenses.

American Funds Developing World Growth and Income Fund	1

Largest equity holdings

(as of November 30, 2014)

Company	Country	Percent of net assets
Infosys	India	2.5%
Bangkok Bank	Thailand	2.3
Taiwan Semiconductor Manufacturing	Taiwan	2.3
Delta Electronics	Taiwan	2.1
Vale	Brazil	2.0
MGM China Holdings	Hong Kong	1.9
HKT Trust & HKT Ltd.	Hong Kong	1.8
Enersis	Chile	1.7
Bank of China	China	1.7
CCR	Brazil	1.6

Among other larger markets, Brazilian equities advanced 12%* despite weak economic growth, the 6% depreciation of the nation’s currency and dramatic market swings in the run-up to October elections. (Dilma Rousseff was narrowly re-elected, dampening investor hopes for reform.) But Russian stocks dropped 21%* amid heightened geopolitical turmoil and the sharp slide of the ruble. The ruble declined 29% as tensions with Ukraine escalated and a rapid series of events rattled markets, including the ouster of Ukrainian Prime Minister Viktor Yanukovych in February. Russia’s subsequent annexation of Crimea triggered economic sanctions by the U.S. and Europe, further exacerbating investor worries about the country’s financial markets and economy. Commodity stocks — which make up more than 15% of the MSCI Emerging Markets Index — fell across developing markets. The financial and technology sectors led broad market gains.

Health care stocks — which comprise a small part of the index — also rose sharply.

Many ways to invest in the emerging markets consumer

DWGI fund managers invest on a company-by-company basis, focusing on firms with a proven ability to allocate capital efficiently and a disciplined approach to dividends (read more about improving corporate governance and our active approach to investing on page 9). They also draw from an extensive global research network to identify companies with promising long-term growth prospects. Consumer stocks make up a significant portion of the portfolio at about 20% of total net assets. Managers are finding value in a range of opportunities in these sectors as living standards in developing markets continue to rise and people spend more on everything from health care and education to travel,

*	Source: MSCI.

2	American Funds Developing World Growth and Income Fund

Where the fund’s assets are invested*

Developed-country equities	35.5%

The Americas
United States	3.7
Canada	2.1

Europe
United Kingdom	5.2
France	2.5
Switzerland	.9
Netherlands	.5
Italy	.4

Asia/Pacific
Taiwan	10.0
Hong Kong	6.8
Singapore	1.8
Australia	1.0
South Korea	.6

Developing-country equities	48.4%

The Americas
Brazil	5.7
Mexico	3.2
Chile	1.7

Europe
Russian Federation	2.7
Greece	1.0

Asia/Pacific
China	10.1
Thailand	6.4
India	5.5
Philippines	2.9
Indonesia	2.2
Malaysia	.9

Africa/Middle East
South Africa	4.8
Oman	1.3

Developing-country bonds	3.5%

The Americas
Mexico	1.5
Brazil	.8
Colombia	.5

Asia/Pacific
Indonesia	.7

Short-term securities & other assets less liabilities	12.6%

Total	100.0%

*	Percent of net assets by country of domicile as of November 30, 2014.

American Funds Developing World Growth and Income Fund	3

clothing, food and beverages. DWGI invests in companies around the world that seem poised to benefit from these trends – from multinational firms to smaller local producers.

Telecommunication services and technology stocks are another significant opportunity as people in developing markets rely more on smartphones to communicate and conduct business (see page 11 for more on this trend). Investments in these industries represent about 22% of the fund’s total net assets; a few of these firms also have dividend yields that exceed 5%. Sizable holdings in the technology sector include Chinese personal computer and tablet maker Lenovo and Indian business process outsourcing firm Infosys. The largest holding in the fund as of November 30, Infosys was the beneficiary of strong global demand during the reporting period.

Financials stocks – which tend to pay substantial dividends – are another highlight, making up about 16% of the fund’s total net assets. Managers remain focused on local firms like Bangkok Bank (in which they continued to invest despite recent bouts of political uncertainty in the country), as well as firmly established institutions like Barclays Africa and Discovery that have exposure to increased consumer demand in Africa. The fund’s investments in commodity stocks are relatively limited compared to significant holdings in the broader emerging markets index.

The power of growth and income

Emerging markets stocks have lagged developed market equities in the last few years, and corporate earnings have been less robust than expected from a bird’s eye view. But many emerging markets companies continue to deliver and are likely to benefit from burgeoning demand in their respective industries. The longer term macroeconomic outlook also remains encouraging: Growth prospects and population demographics in emerging markets are significantly more favorable than in the developed world. Recent weakness in emerging markets has also provided some attractive investment opportunities. Managers continue to focus on well-managed companies that are most likely to grow their earnings over time, while providing sustainable income. We believe this emphasis on higher quality, dividend-paying companies offers investors a unique combination of long-term growth and income opportunities.

We look forward to reporting to you again in six months.

Sincerely,

Shaw B. Wagener

Vice Chairman and President

January 12, 2015

For current information about the fund, visit americanfunds.com.

4	American Funds Developing World Growth and Income Fund

The value of a $10,000 investment

How a $10,000 investment has fared (for the period February 3, 2014, to November 30, 2014, with distributions reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Results of the Lipper Emerging Markets Funds Index do not reflect any sales charges.
[3]	The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes.
[4]	All results are calculated with dividends and capital gains reinvested.
[5]	For the period February 3, 2014, commencement of operations, through November 30, 2014.

Total return based on a $1,000 investment (for the period ended November 30, 2014)*

Lifetime (since 2/3/14)

Class A shares	3.45%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

American Funds Developing World Growth and Income Fund	5

Invest in the dividends of a complex, new world.

First, the bad news: Emerging markets equities have trailed developed market stocks in recent years, while growth in larger economies such as Brazil and China has slowed from a rapid pace. Corporate earnings have been disappointing on the whole. Geopolitical turmoil in Russia and Ukraine has also sparked concerns among investors this year. But what’s beyond the latest headlines? Despite these shorter term headwinds, developing economies continue to have better long-term growth prospects than the developed markets and more promising population demographics. The rise of the emerging markets consumer is also likely to have profound implications for the broader global economy.

Consumers in emerging markets aren’t just buying handbags and watches as they strive for a higher quality of life. Many are spending more on education, health care and insurance, as well as higher quality food, more sophisticated beverages, and luxuries like travel and entertainment. What may be less well known is that corporate governance in emerging markets has shown moderate signs of improvement in recent decades as companies focus more on creating value for shareholders, increasing dividends and hiring independent directors. Here, American Funds Developing World Growth and Income Fund (DWGI) managers discuss a few of the most compelling long-term trends in emerging markets and how an active approach to investing in dividend-paying companies in the developing world can take advantage of these opportunities.

The benefits of a richer life

Over the next 10 years, approximately a billion people are expected to enter the ranks of the middle and upper middle classes in developing nations. The desire for a better life is likely to be a sweeping force in the coming decades – one which is poised to have a significant impact on both the global economy and companies around the world across a wide variety of industries. People in developing markets are trading their scooters for cars and buying refrigerators for the first time. Greater Internet access and the advent of e-commerce are revolutionizing what people buy and how they buy it. Policy-makers and companies also appear to be more aware of the global ramifications of environmental policy; some are working to adopt clean energy and other environmentally responsible practices as residents demand a better quality of life for themselves and their children.

Portfolio manager Noriko Chen is interested in a range of businesses that benefit from rising consumption in the developing economies – from developed market-based producers of infant formula with strong business in Asia to Chinese technology firms making increasingly recognizable brands that are now sold globally. Noriko explains, “Not long ago, investment opportunities in emerging markets were primarily limited to old economy sectors, such as large utilities. Now there is a greater breadth of companies, some with high-quality management and strong products. Many of them present a significant opportunity for investors.”

An eye on the big picture, with a sharp focus on companies

How can investors benefit from these longer term trends in emerging markets and still withstand patches of stagnant growth, political upheaval or currency declines in the face of a strong U.S. dollar? In some cases, difficult macroeconomic conditions can present opportunities for patient investors. Noriko, who favors a few financial and consumer-related stocks in Thailand, Indonesia and the Philippines, describes how worries about current account deficits in some Southeast Asian countries helped contribute to more attractive valuations for several investments in the region. “I invest in companies rather than in markets. But shorter term macroeconomic developments can be a tailwind and increase the attractiveness of companies I already find interesting. For example, Thailand had some political issues when parliament was dissolved last December that continued through the May coup. This just gave me an opportunity to invest a little bit more in a few well-managed companies. In general, market weakness can be an opportunity when combined with company-specific research.”

Despite these shorter term headwinds, developing economies continue to have better long-term growth prospects than the developed markets and more promising population demographics.

American Funds Developing World Growth and Income Fund	7

The stuff of life: health, wealth and happiness

The rise in emerging markets living standards has been fueled by favorable demographics. From Brazil to China, people in developing markets have been spending more on everything from recreation to health care and education in recent decades. They’re also accessing these products and services in new ways – via online purchases or different forms of technology and telecommunications devices – opening up opportunities for companies in various sectors and industries around the world.

If China’s any guide, demographic advantages bode well for demand growth (and the firms that meet it).

Working-age population as a % of total (2020 forecast)

Per capita spending in China

Left chart: U.S. Census Bureau (2020 population estimates as of December 2013).

Right chart: CEIC, National Bureau of Statistics of the People’s Republic of China, Deutsche Bank.

8	American Funds Developing World Growth and Income Fund

DWGI fund managers take a long-term view not just of the broader macroeconomic trends. They also look closely at the long-term dynamics of companies. “It’s really about gaining access to high-quality managements whose interests align with shareholders,” says portfolio manager Chapman Taylor. “As investors, it’s important for us to distinguish between companies that are just looking to make money for themselves and those that appreciate the importance of returning money to shareholders. We focus on managements that recognize the importance of being a public company with a good reputation for strong corporate governance. They understand the concept of win-win.”

Better managed companies, better dividends

Some investors worry about the quality of corporate governance in emerging markets. Standards may differ from companies based in developed markets: Indeed, there tends to be more family ownership and greater government involvement in developing markets overall. Corporate governance in developing economies has nonetheless improved over the last decade as markets have matured, international media and investors have applied additional pressure to companies, and some firms have begun to hire more independent directors. The broad trend looks promising. But corporate governance in emerging markets still offers challenges and requires zeroing in on the specifics of each company.

It may start with reviewing a firm’s financial statements and holding on-site, face-to-face meetings. But it’s also critical to understand the company’s history relative to both its local and global industry peers, and to look closely at how it has approached its dividend payout. Has the company consistently paid generous dividends over the years? An active global approach to assessing management and how they approach dividend policies can offer investors a key advantage. “Given our process and the long-term relationships our investment professionals have fostered with companies, I believe we can gain significant insights as to how managements are likely to treat shareholders with respect to dividends,” says Chapman. “We focus on companies that allocate their capital well.”

Returning value to shareholders

Dividends can be an indicator of good corporate governance and a sign that company management is focused on the best interests of shareholders. “Companies that routinely pay dividends tend to allocate capital efficiently,” says portfolio manager Shaw Wagener. “They are more likely to focus on only the most attractive opportunities when pursuing projects because they are committed to setting aside earnings for shareholders and

Corporate governance in the new India

Whether it’s developing more transparent communications practices, helping meet environmental standards or encouraging cooperation with local communities, Capital investment professionals have a history of collaborating with companies to help them improve their corporate governance standards. In early 2014, several were part of the Asia Corporate Governance Association’s investor delegation that traveled to India to discuss governance and accounting issues with the country’s Ministry of Finance, Securities and Exchange Board of India and National Stock Exchange. Corporate governance changes in India are progressing slowly compared to other Asian countries, but appear to be moving in the right direction. For example, the new Companies Act, passed in August 2013, introduces various corporate governance provisions, including requiring higher levels of board independence and the creation of key board committees for audit, nominations and remuneration. It’s an encouraging development alongside the potential for other improvements under the new government of reform-minded Prime Minister Narendra Modi, who was elected in May.

Our investment professionals also work directly with companies to help them increase corporate governance standards. We have met regularly over the years with firms such as Infosys – an Indian-based software and business process outsourcing firm that provides services to companies around the world. Infosys is one example of a company that has shown increased transparency over-time. We continue to encourage other firms to engage in open dialogue with investors.

American Funds Developing World Growth and Income Fund	9

Significant income opportunities in the developing world

Looking for income? Think global. A large percentage of companies with greater-than-3% yields are based in emerging markets. Financial companies tend to be large dividend payers, but some consumer-oriented firms also offer substantial yields.

Number of companies with a dividend yield > 3%

MSCI Emerging Markets:

Source: Capital, Rimes as of September 30, 2014.

making sure that any return on the capital they invest in the business is fairly high.” Dividend paying by emerging markets companies is on the rise. A growing number of companies globally have recently initiated or raised their dividends, which can be a boon for investors willing to look beyond the U.S. for income. Emerging markets businesses in particular have been embracing a dividend culture. More than 90% now pay dividends, contributing to a significant percentage of total emerging markets returns overtime. While financial companies in developing markets tend to stand out among the highest dividend payers, a number of firms in the consumer-oriented sectors also offer considerable dividend yields, including technology and telecommunications providers.

The one-two punch of growth and income

American Funds Developing World Growth and Income Fund seeks to take advantage of these trends with its dual focus on growth and income across all markets and sectors. The fund’s managers draw from their extensive global research network to find companies that are most likely to benefit from longer term growth trends in the developing economies while providing investors with sustainable income along the way. “I think we’re breaking into a new area with this fund,” reflects Shaw. “It provides American Funds investors exposure to rapidly expanding areas of the world with the potential for a more comfortable pattern of returns than is usually associated with a standard emerging markets fund.” ■

10	American Funds Developing World Growth and Income Fund

The wave of the future

People in developing markets are now using smartphones to purchase a range of household products and services, as well as to access health care and banking information. A number of financial companies in emerging markets offer significant dividend yields compared with other sectors. The intersection of finance and telecommunications is a major development in emerging markets, especially for lower income consumers who are now obtaining financial information and doing business from their mobile phones.

Many developing countries have skipped the fixed-line telecommunication infrastructure found in developed markets and have moved directly to cell phones. Far more people have smartphones than home computers in many of these countries. In fact, the majority of smartphone users live in the developing markets — with that figure expected to climb sharply in the coming decades. By 2020, four out of every five smartphone connections will come from the developing world, according to a recent study by GSMA Intelligence, a conglomerate of industry experts and more than 800 mobile operators around the world.

“There are some world-class financial companies that truly understand consumer behavior in the developing markets,” states Chapman Taylor. “These companies have strong business models and are improving lives by meeting consumer demands.” DWGI managers currently invest in companies such as Barclays Africa — which derives a portion of its business from sub-Saharan Africa. Another investment, Discovery, offers innovative financial products from medical insurance to credit cards in South Africa and China, as well as to developed markets such as the U.S., U.K. and Australia. Discovery also recently launched a joint venture with Asian life insurer AIA focused on wellness-based insurance incentives.

As it happens, a number of telecom companies in emerging markets countries also offer very attractive dividend yields. Managers invest in a range of wireless firms across the emerging markets from Hong Kong’s HKT Trust to India’s Bharti Airtel.

Chapman — who has extensive experience covering Asian telecommunications firms as an analyst — adds, “Over the last decade, a number of providers have benefited from oligopolies in their respective markets, allowing them to grow at a rapid pace while maintaining strong free cash flow and paying sizable dividends. Industry dynamics are always changing — I like to focus on companies that are likely to weather broader regulatory shifts and continue striking a balance of growth and income.”

American Funds Developing World Growth and Income Fund	11

Summary investment portfolio November 30, 2014

Industry sector diversification	Percent of net assets

Financials 15.95%
Information technology 12.25%
Consumer staples 10.34%
Consumer discretionary 9.86%
Telecommunication services 9.58%
Other industries 25.88%
Other securities 3.53%
Short-term securities & other assets less liabilities 12.61%

Country diversification by domicile	Percent of net assets
China	10.08%
Taiwan	9.98
Hong Kong	6.83
Brazil	6.48
Thailand	6.40
India	5.48
United Kingdom	5.17
South Africa	4.83
Euro zone*	4.40
Other countries	27.74
Short-term securities & other assets less liabilities	12.61
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Greece, the Netherlands and Italy.

Common stocks 83.86%	Shares	Value (000)
Financials 15.95%
Bangkok Bank PCL, nonvoting depository receipt	7,109,100	$43,735
Bangkok Bank PCL	574,600	3,535
Bank of China Ltd., Class H	65,593,000	33,833
bank muscat (SAOG)[1]	14,740,080	25,269
Fibra Uno Administración, SA de CV	7,143,100	23,999
Barclays Africa Group Ltd.	1,453,204	23,398
Discovery Ltd.	2,177,798	21,915
Industrial and Commercial Bank of China Ltd., Class H	28,972,000	19,651
Banco BTG Pactual SA, units	1,309,800	15,269
Other securities		111,137
		321,741

Information technology 12.25%
Infosys Ltd.	705,539	49,570
Taiwan Semiconductor Manufacturing Co. Ltd.	7,872,000	35,993
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	471,200	11,059
Delta Electronics, Inc.	7,040,000	42,539
Lenovo Group Ltd.	21,266,000	29,836
Quanta Computer Inc.	8,024,000	19,964
Avago Technologies Ltd.	178,000	16,625
Accenture PLC, Class A	192,500	16,619
Other securities		25,022
		247,227

Consumer staples 10.34%
Unilever PLC	682,700	28,893
Danone SA	385,158	27,198
Shoprite Holdings Ltd.	1,628,185	24,909
Thai Beverage PCL	48,741,000	24,496
Casino, Guichard-Perrachon SA	243,182	23,448
SABMiller PLC	365,400	20,368
Other securities		59,339
		208,651

Consumer discretionary 9.86%
MGM China Holdings Ltd.	12,899,000	39,005
Jumbo SA	1,546,736	19,631
Wynn Macau, Ltd.	5,270,400	17,195
PT Surya Citra Media Tbk	63,006,000	16,572
Baoxin Auto Group Ltd.[2]	23,359,500	15,935
Other securities		90,552
		198,890

12	American Funds Developing World Growth and Income Fund

	Shares	Value (000)
Telecommunication services 9.58%
HKT Trust and HKT Ltd., units	29,901,960	$37,209
Philippine Long Distance Telephone Co. (ADR)	397,200	26,533
China Unicom (Hong Kong) Ltd.	13,110,000	19,948
Singapore Telecommunications Ltd.	6,376,000	19,080
Bharti Airtel Ltd.	3,007,235	18,526
MegaFon OJSC (GDR)	820,300	16,939
América Móvil, SAB de CV, Series L (ADR)	510,700	12,109
Other securities		42,915
		193,259

Industrials 7.03%
CCR SA, ordinary nominative	4,633,300	31,884
Yungtay Engineering Co., Ltd.	8,885,000	20,413
Other securities		89,610
		141,907

Materials 6.38%
Vale SA, Class A, preferred nominative	5,158,000	40,221
Vale SA, ordinary nominative (ADR)	12,000	108
First Quantum Minerals Ltd.	1,781,700	28,971
ALROSA OJSC	16,667,253	15,679
Other securities		43,815
		128,794

Utilities 4.99%
Enersis SA (ADR)	2,097,300	35,192
Huaneng Power International, Inc., Class H	26,340,000	30,875
Glow Energy PCL	8,314,400	24,752
Other securities		9,884
		100,703

Energy 2.38%
Oil Search Ltd.	2,996,405	20,330
Other securities		27,655
		47,985

Health care 0.45%
Other securities		8,992

Miscellaneous 4.65%
Other common stocks in initial period of acquisition		93,849

Total common stocks (cost: $1,733,205,000)		1,691,998

Convertible bonds 0.16%	Principal amount (000)
Consumer discretionary 0.16%
Other securities			3,134

Financials 0.00%
bank muscat (SAOG) 4.50% convertible notes 2017	OMR	24	67

Total convertible bonds (cost: $3,510,000)			3,201

Bonds, notes & other debt instruments 3.37%
Bonds & notes of governments & government agencies outside the U.S. 2.46%
Other securities			49,690

American Funds Developing World Growth and Income Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes 0.91%
Energy 0.50%
Other securities		$10,007

Telecommunication services 0.41%
América Móvil, SAB de CV 3.625% 2015	$8,250	8,335

Total corporate bonds & notes		18,342

Total bonds, notes & other debt instruments (cost: $67,972,000)		68,032

Short-term securities 11.76%
American Honda Finance Corp. 0.11%–0.12% due 12/4/2014-1/9/2015	28,000	27,998
Bank of New York Mellon Corp. 0.07% due 12/1/2014[3]	21,100	21,100
Fannie Mae 0.06% due 12/10/2014	20,882	20,881
Mitsubishi UFJ Trust and Banking Corp. 0.17% due 1/9/2015[3]	30,000	29,994
Nordea Bank AB 0.18% due 1/29/2015[3]	25,800	25,794
Siemens Capital Co. LLC 0.10% due 12/18/2014[3]	20,000	19,999
Sumitomo Mitsui Banking Corp. 0.14% due 12/15/2014[3]	20,000	19,998
Other securities		71,496

Total short-term securities (cost: $237,261,000)		237,260
Total investment securities 99.15% (cost: $2,041,948,000)		2,000,491
Other assets less liabilities 0.85%		17,160

Net assets 100.00%		$2,017,651

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $25,269,000, which represented 1.25% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $173,381,000, which represented 8.59% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

OMR = Omani rials

See Notes to Financial Statements

14	American Funds Developing World Growth and Income Fund

Financial statements

Statement of assets and liabilities

at November 30, 2014	(dollars in thousands)

Assets:
Investment securities, at value (cost: $2,041,948)		$2,000,491
Receivables for:
Sales of investments	$17,817
Sales of fund’s shares	14,405
Dividends and interest	2,148
Other	9	34,379
		2,034,870
Liabilities:
Payables for:
Purchases of investments	10,857
Repurchases of fund’s shares	1,303
Investment advisory services	1,225
Services provided by related parties	702
Trustees’ deferred compensation	96
Bank overdraft	305
Other	2,731	17,219
Net assets at November 30, 2014		$2,017,651

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,070,745
Undistributed net investment income		1,476
Accumulated net realized loss		(10,847)
Net unrealized depreciation		(43,723)
Net assets at November 30, 2014		$2,017,651

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized (185,838 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$1,241,626	114,366	$10.86
Class B	1,009	93	10.83
Class C	121,659	11,237	10.83
Class F-1	131,131	12,078	10.86
Class F-2	482,336	44,388	10.87
Class 529-A	15,910	1,466	10.85
Class 529-B	115	11	10.84
Class 529-C	2,501	231	10.83
Class 529-E	574	53	10.85
Class 529-F-1	775	71	10.86
Class R-1	1,601	148	10.83
Class R-2	1,972	182	10.82
Class R-2E	19	2	10.85
Class R-3	3,049	281	10.84
Class R-4	2,284	210	10.86
Class R-5	868	80	10.87
Class R-6	10,222	941	10.87

See Notes to Financial Statements

American Funds Developing World Growth and Income Fund	15

Statement of operations

for the period February 3, 2014* to November 30, 2014	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $2,381)	$25,898
Interest	324	$26,222
Fees and expenses†:
Investment advisory services	6,671
Distribution services	2,377
Transfer agent services	1,156
Administrative services	196
Reports to shareholders	70
Registration statement and prospectus	126
Trustees’ compensation	246
Auditing and legal	47
Custodian	356
Other	391
Total fees and expenses before reimbursements/waivers	11,636
Less reimbursements/waivers of fees and expenses:
Investment advisory services	31
Other	43
Total fees and expenses after reimbursements/waivers		11,562
Net investment income		14,660

Net realized loss and unrealized depreciation on investments and currency:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $136)	(10,483)
Currency transactions	286	(10,197)
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $2,275)	(43,732)
Currency translations	9	(43,723)
Net realized loss and unrealized depreciation on investments and currency		(53,920)
Net decrease in net assets resulting from operations		$(39,260)

*	Commencement of operations.
†	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statement of changes in net assets

for the period February 3, 2014* to November 30, 2014	(dollars in thousands)

Operations:
Net investment income	$14,660
Net realized loss on investments and currency transactions	(10,197)
Net unrealized depreciation on investments and currency translations	(43,723)
Net decrease in net assets resulting from operations	(39,260)
Dividends paid to shareholders from net investment income	(13,830)
Net capital share transactions	2,070,741
Total increase in net assets	2,017,651
Net assets:
Beginning of period	—
End of year (including undistributed net investment income: $1,476)	$2,017,651

*	Commencement of operations.

See Notes to Financial Statements

16	American Funds Developing World Growth and Income Fund

Notes to financial statements

1. Organization

American Funds Developing World Growth and Income Fund (the “fund”) was organized on July 25, 2013, as a Delaware statutory trust. On October 11, 2013, the fund obtained its initial capitalization of $100,000 from the sale of 10,000 Class A shares of beneficial interest to Capital Research and Management Company (“CRMC”), the fund’s investment adviser. Operations commenced on February 3, 2014, upon the initial purchase of investment securities. The fund’s fiscal year ends on November 30. The fund is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

American Funds Developing World Growth and Income Fund	17

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment

18	American Funds Developing World Growth and Income Fund

adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$296,472	$25,269	$—	$321,741
Information technology	247,227	—	—	247,227
Consumer staples	208,651	—	—	208,651
Consumer discretionary	198,890	—	—	198,890
Telecommunication services	193,259	—	—	193,259
Industrials	141,907	—	—	141,907
Materials	128,794	—	—	128,794
Utilities	100,703	—	—	100,703
Energy	47,985	—	—	47,985
Health care	8,992	—	—	8,992
Miscellaneous	93,849	—	—	93,849
Convertible bonds	—	3,201	—	3,201
Bonds, notes & other debt instruments	—	68,032	—	68,032
Short-term securities	—	237,260	—	237,260
Total	$1,666,729	$333,762	$—	$2,000,491

American Funds Developing World Growth and Income Fund	19

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes that could adversely impact revenues. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

20	American Funds Developing World Growth and Income Fund

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2013, the year the fund was organized.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2014, the fund reclassified $4,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $650,000 from accumulated net realized loss to undistributed net investment income.

As of November 30, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$2,390
Gross unrealized appreciation on investment securities	64,097
Gross unrealized depreciation on investment securities	(106,373)
Net unrealized depreciation on investment securities	(42,276)
Cost of investment securities	2,042,767

American Funds Developing World Growth and Income Fund	21

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

Share class	For the period February 3, 2014[1] to November 30, 2014
Class A	$9,032
Class B	6
Class C	609
Class F-1	1,034
Class F-2	2,915
Class 529-A	99
Class 529-B	—	[2]
Class 529-C	11
Class 529-E	3
Class 529-F-1	4
Class R-1	7
Class R-2	14
Class R-2E3	—	[2]
Class R-3	18
Class R-4	10
Class R-5	5
Class R-6	63
Total	$13,830

[1]	Commencement of operations.
[2]	Amount less than one thousand.
[3]	Class R-2E shares were offered beginning August 29, 2014.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.730% on such assets in excess of $1 billion. On September 15, 2014, the fund’s board of trustees approved an amended investment advisory and services agreement effective February 1, 2015, decreasing the annual rates on daily net assets in excess of $1.5 billion and $2.5 billion to 0.690% and 0.660%, respectively. CRMC has agreed to waive a portion of investment advisory services fees based on the approved rates and asset levels until the amended agreement becomes effective. For the period ended November 30, 2014, total investment advisory services fees waived by CRMC were $31,000. As a result, the fee shown on the statement of operations of $6,671,000, which was equivalent to an annualized rate of 0.793%, was reduced to $6,640,000, or 0.789% of average daily net assets.

CRMC has agreed to reimburse a portion of the fees and expenses of the fund during its startup period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the period ended November 30, 2014, total fees and expenses reimbursed by CRMC were $43,000. Fees and expenses in the statement of operations are presented gross of any reimbursement from CRMC.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

22	American Funds Developing World Growth and Income Fund

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of November 30, 2014, unreimbursed expenses subject to reimbursement totaled $1,268,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period February 3, 2014, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the period ended November 30, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$1,677		$862		$56		Not applicable
Class B	5		1		Not applicable		Not applicable
Class C	502		76		25		Not applicable
Class F-1	143		57		29		Not applicable
Class F-2	Not applicable		144		79		Not applicable
Class 529-A	19		8		3		$6
Class 529-B	—	*	—	*	—	*	—	*
Class 529-C	10		1		1		1
Class 529-E	1		—	*	—	*	—	*
Class 529-F-1	—		—	*	—	*	—	*
Class R-1	6		1		—	*	Not applicable
Class R-2	7		3		1		Not applicable
Class R-2E†	—	*	—	*	—	*	Not applicable
Class R-3	5		2		1		Not applicable
Class R-4	2		1		—	*	Not applicable
Class R-5	Not applicable		—	*	—	*	Not applicable
Class R-6	Not applicable		—	*	1		Not applicable
Total class-specific expenses	$2,377		$1,156		$196		$7

*	Amount less than one thousand.
†	Class R-2E shares were offered beginning August 29, 2014.

American Funds Developing World Growth and Income Fund	23

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $246,000 in the fund’s statement of operations includes $246,000 in current fees (either paid in cash or deferred) and a net increase of less than $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends				Repurchases[1]		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

For the period February 3, 2014[2] to November 30, 2014

Class A	$1,384,590	124,762	$8,953		792		$(123,420)	(11,188)	$1,270,123	114,366
Class B	1,256	112	6		1		(219)	(20)	1,043	93
Class C	130,077	11,630	603		53		(4,921)	(446)	125,759	11,237
Class F-1	179,320	16,076	1,030		91		(46,048)	(4,089)	134,302	12,078
Class F-2	521,143	46,501	2,862		254		(25,818)	(2,367)	498,187	44,388
Class 529-A	16,475	1,480	99		9		(260)	(23)	16,314	1,466
Class 529-B	123	11	—	[3]	—	[3]	(8)	— [3]	115	11
Class 529-C	2,602	234	11		1		(44)	(4)	2,569	231
Class 529-E	607	55	3		—	[3]	(24)	(2)	586	53
Class 529-F-1	793	71	4		—	[3]	— [3]	— [3]	797	71
Class R-1	1,781	160	7		1		(145)	(13)	1,643	148
Class R-2	3,517	313	14		1		(1,444)	(132)	2,087	182
Class R-2E4	20	2	—	[3]	—	[3]	—	—	20	2
Class R-3	3,450	306	18		2		(294)	(27)	3,174	281
Class R-4	2,424	218	10		1		(96)	(9)	2,338	210
Class R-5	966	88	5		—	[3]	(93)	(8)	878	80
Class R-6	10,842	944	63		6		(99)	(9)	10,806	941
Total net increase (decrease)	$2,259,986	202,963	$13,688		1,212		$(202,933)	(18,337)	$2,070,741	185,838

[1]	Includes exchanges between share classes of the fund.
[2]	Commencement of operations.
[3]	Amount less than one thousand.
[4]	Class R-2E shares were offered beginning August 29, 2014.

8. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $1,941,308,000 and $189,382,000, respectively, during the period ended November 30, 2014.

CRMC has agreed to bear all offering and organizational expenses of the fund. The offering costs include state and SEC registration fees. Organizational costs include administrative and legal fees. The total amount of offering and organizational expenses borne by CRMC was $214,000. These expenses are not included in the fund’s statement of operations.

24	American Funds Developing World Growth and Income Fund

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3,4]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[3]		Ratio of net income (loss) to average net assets[3]
Class A:
Period from 2/3/2014 to 11/30/2014[5,6]	$10.00	$.17	$.81	$.98	$(.12)	$10.86	9.75%	$1,241,626	1.40%[7]		1.39%[7]		1.81%[7]
Class B:
Period from 2/3/2014 to 11/30/2014[5,6]	10.00	.10	.82	.92	(.09)	10.83	9.15	1,009	2.10	[7]	2.09	[7]	1.13	[7]
Class C:
Period from 2/3/2014 to 11/30/2014[5,6]	10.00	.09	.83	.92	(.09)	10.83	9.17	121,659	2.14	[7]	2.13	[7]	.94	[7]
Class F-1:
Period from 2/3/2014 to 11/30/2014[5,6]	10.00	.18	.80	.98	(.12)	10.86	9.80	131,131	1.34	[7]	1.33	[7]	1.91	[7]
Class F-2:
Period from 2/3/2014 to 11/30/2014[5,6]	10.00	.16	.85	1.01	(.14)	10.87	10.02	482,336	1.07	[7]	1.07	[7]	1.75	[7]
Class 529-A:
Period from 2/3/2014 to 11/30/2014[5,6]	10.00	.15	.82	.97	(.12)	10.85	9.62	15,910	1.50	[7]	1.49	[7]	1.60	[7]
Class 529-B:
Period from 2/3/2014 to 11/30/2014[5,6]	10.00	.07	.85	.92	(.08)	10.84	9.14	115	2.18	[7]	2.17	[7]	.74	[7]

American Funds Developing World Growth and Income Fund	25

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3,4]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[3]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
Period from 2/3/2014 to 11/30/2014[5,6]	$10.00	$.08	$.83	$.91	$(.08)	$10.83	9.11%	$2,501	2.20%[7]		2.19%[7]		.91%[7]
Class 529-E:
Period from 2/3/2014 to 11/30/2014[5,6]	10.00	.13	.83	.96	(.11)	10.85	9.56	574	1.62	[7]	1.61	[7]	1.40	[7]
Class 529-F-1:
Period from 2/3/2014 to 11/30/2014[5,6]	10.00	.15	.84	.99	(.13)	10.86	9.87	775	1.18	[7]	1.17	[7]	1.63	[7]
Class R-1:
Period from 2/3/2014 to 11/30/2014[5,6]	10.00	.10	.82	.92	(.09)	10.83	9.17	1,601	2.08	[7]	2.08	[7]	1.06	[7]
Class R-2:
Period from 2/3/2014 to 11/30/2014[5,6]	10.00	.08	.84	.92	(.10)	10.82	9.17	1,972	2.11	[7]	2.11	[7]	.90	[7]
Class R-2E:
Period from 8/29/2014 to 11/30/2014[5,8]	11.67	.01	(.76)	(.75)	(.07)	10.85	(6.46)[9]	19.35		[4,9]	.35	[4,9]	.09	[4,9]
Class R-3:
Period from 2/3/2014 to 11/30/2014[5,6]	10.00	.11	.85	.96	(.12)	10.84	9.54	3,049	1.62	[7]	1.62	[7]	1.17	[7]

26	American Funds Developing World Growth and Income Fund

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3,4]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[3]		Ratio of net income (loss) to average net assets[3]
Class R-4:
Period from 2/3/2014 to 11/30/2014[5,6]	$10.00	$.13	$.86	$.99	$(.13)	$10.86	9.82%	$2,284	1.33%[7]		1.32%[7]		1.42%[7]
Class R-5:
Period from 2/3/2014 to 11/30/2014[5,6]	10.00	.19	.82	1.01	(.14)	10.87	10.02	868	1.05	[7]	1.04	[7]	2.06	[7]
Class R-6:
Period from 2/3/2014 to 11/30/2014[5,6]	10.00	.08	.93	1.01	(.14)	10.87	10.05	10,222.98		[7]	.97	[7]	.94	[7]

For the period
2/3/2014 to 11/30/2014[5,6]
Portfolio turnover rate for all share classes	20%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the period shown, CRMC reduced fees for investment advisory services and reimbursed other fees and expenses.
[4]	Not annualized.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	For the period February 3, 2014, commencement of operations, through November 30, 2014.
[7]	Annualized.
[8]	Class R-2E shares were offered beginning August 29, 2014.
[9]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.

See Notes to Financial Statements

American Funds Developing World Growth and Income Fund	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Developing World Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Developing World Growth and Income Fund (the “Fund”), including the summary investment portfolio, as of November 30, 2014, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period February 3, 2014 (commencement of operations) through November 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Developing World Growth and Income Fund as of November 30, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period February 3, 2014 (commencement of operations) through November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

January 12, 2015

28	American Funds Developing World Growth and Income Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2014, through November 30, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Developing World Growth and Income Fund	29

	Beginning account value 6/1/2014	Ending account value 11/30/2014	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$980.83	$6.90	1.39%
Class A — assumed 5% return	1,000.00	1,018.10	7.03	1.39
Class B — actual return	1,000.00	976.30	10.35	2.09
Class B — assumed 5% return	1,000.00	1,014.59	10.56	2.09
Class C — actual return	1,000.00	977.34	10.56	2.13
Class C — assumed 5% return	1,000.00	1,014.39	10.76	2.13
Class F-1 — actual return	1,000.00	981.26	6.56	1.32
Class F-1 — assumed 5% return	1,000.00	1,018.45	6.68	1.32
Class F-2 — actual return	1,000.00	982.30	5.27	1.06
Class F-2 — assumed 5% return	1,000.00	1,019.75	5.37	1.06
Class 529-A — actual return	1,000.00	979.64	7.34	1.48
Class 529-A — assumed 5% return	1,000.00	1,017.65	7.49	1.48
Class 529-B — actual return	1,000.00	976.21	10.90	2.20
Class 529-B — assumed 5% return	1,000.00	1,014.04	11.11	2.20
Class 529-C — actual return	1,000.00	976.83	10.85	2.19
Class 529-C — assumed 5% return	1,000.00	1,014.09	11.06	2.19
Class 529-E — actual return	1,000.00	979.13	7.94	1.60
Class 529-E — assumed 5% return	1,000.00	1,017.05	8.09	1.60
Class 529-F-1 — actual return	1,000.00	981.02	5.81	1.17
Class 529-F-1 — assumed 5% return	1,000.00	1,019.20	5.92	1.17
Class R-1 — actual return	1,000.00	976.49	10.26	2.07
Class R-1 — assumed 5% return	1,000.00	1,014.69	10.45	2.07
Class R-2 — actual return	1,000.00	976.48	10.40	2.10
Class R-2 — assumed 5% return	1,000.00	1,014.54	10.61	2.10
Class R-2E — actual return†	1,000.00	935.36	3.55	1.44
Class R-2E — assumed 5% return†	1,000.00	1,017.85	7.28	1.44
Class R-3 — actual return	1,000.00	978.92	8.04	1.62
Class R-3 — assumed 5% return	1,000.00	1,016.95	8.19	1.62
Class R-4 — actual return	1,000.00	981.36	6.51	1.31
Class R-4 — assumed 5% return	1,000.00	1,018.50	6.63	1.31
Class R-5 — actual return	1,000.00	982.29	5.12	1.03
Class R-5 — assumed 5% return	1,000.00	1,019.90	5.22	1.03
Class R-6 — actual return	1,000.00	982.56	4.82	.97
Class R-6 — assumed 5% return	1,000.00	1,020.21	4.91	.97

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on August 29, 2014. The “assumed 5% return” line is based on 183 days.

30	American Funds Developing World Growth and Income Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2014:

Foreign taxes	$0.01 per share
Foreign source income	$0.16 per share
Qualified dividend income	100%
Corporate dividends received deduction	$191,000
U.S. government income that may be exempt from state taxation	$15,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

American Funds Developing World Growth and Income Fund	31

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2013	CEO and President, Richard Nixon Foundation; former Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	72	None
Vanessa C. L. Chang, 1952	2013	Director, EL & EL Investments (real estate)	7	Edison International; Transocean Ltd.
Linda Griego, 1947	2013	President and CEO, Griego Enterprises, Inc. (business management company)	4	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	2013	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2013	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
James J. Postl, 1946	2013	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	Pulte, Inc.
Margaret Spellings, 1957	2013	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education	72	None
Isaac Stein, 1946 Chairman of the Board (Independent and Non-Executive)	2013	President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

32	American Funds Developing World Growth and Income Fund

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Shaw B. Wagener, 1959 Vice Chairman of the Board and President	2013	Chairman of the Board, Capital Group International, Inc.;[6] Chairman of the Board, Capital International, Inc.;[6] Director, Capital Group Private Markets, Inc.;[6] Partner — Capital International Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 34 for footnotes.

American Funds Developing World Growth and Income Fund	33

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Noriko H. Chen, 1967 Senior Vice President	2013	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
F. Chapman Taylor, 1959 Senior Vice President	2013	Partner — Capital International Investors, Capital Research and Management Company
Donald H. Rolfe, 1972 Vice President	2013	Chief Compliance Officer, Capital Research Company;[6] Chief Compliance Officer, Capital Research and Management Company; Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 1971 Treasurer	2013	Vice President — Investment Operations, Capital Research and Management Company
Viviane T. Russo, 1981 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2013	Vice President — Investment Operations, Capital Research and Management Company
Ari M. Vinocor, 1974 Assistant Treasurer	2013	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, except Noriko H. Chen, F. Chapman Taylor and Shaw B. Wagener, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

34	American Funds Developing World Growth and Income Fund

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American Funds Developing World Growth and Income Fund	35

Offices

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon

One Wall Street

New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071-3106

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

36	American Funds Developing World Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2014, portfolio of American Funds Developing World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Developing World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Developing World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	Not Applicable
2014	$40,000

b) Audit-Related Fees:
2013	Not Applicable
2014	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.
c) Tax Fees:
2013	Not Applicable
2014	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2013	Not Applicable
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	$1,020,000
2014	$927,000

c) Tax Fees:
2013	$10,000
2014	$33,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$2,000
2014	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,454,000 for fiscal year 2013 and $1,262,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Developing World Growth and Income FundSM
Investment portfolio
November 30, 2014
Common stocks 83.86% Financials 15.95%	Shares	Value (000)
Bangkok Bank PCL, nonvoting depository receipt	7,109,100	$43,735
Bangkok Bank PCL	574,600	3,535
Bank of China Ltd., Class H	65,593,000	33,833
bank muscat (SAOG)[1]	14,740,080	25,269
Fibra Uno Administración, SA de CV	7,143,100	23,999
Barclays Africa Group Ltd.	1,453,204	23,398
Discovery Ltd.	2,177,798	21,915
Industrial and Commercial Bank of China Ltd., Class H	28,972,000	19,651
Banco BTG Pactual SA, units	1,309,800	15,269
China Overseas Land & Investment Ltd.	4,526,000	13,599
BDO Unibank, Inc.	4,906,240	11,931
Moscow Exchange MICEX-RTS OJSC	9,958,889	11,803
Siam Commercial Bank PCL	1,739,400	10,409
Banco Bradesco SA, preferred nominative (ADR)	672,300	10,407
ICICI Bank Ltd.	358,786	10,143
Standard Chartered PLC	659,900	9,679
AIA Group Ltd.	1,619,600	9,356
Mapletree Greater China Commercial Trust	10,230,000	7,732
Itaú Unibanco Holding SA, preferred nominative (ADR)	394,350	5,939
CIMB Group Holdings Bhd.	3,195,601	5,508
Sberbank of Russia	3,235,447	4,631
		321,741
Information technology 12.25%
Infosys Ltd.	705,539	49,570
Taiwan Semiconductor Manufacturing Co. Ltd.	7,872,000	35,993
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	471,200	11,059
Delta Electronics, Inc.	7,040,000	42,539
Lenovo Group Ltd.	21,266,000	29,836
Quanta Computer Inc.	8,024,000	19,964
Avago Technologies Ltd.	178,000	16,625
Accenture PLC, Class A	192,500	16,619
MediaTek Inc.	841,000	12,636
Catcher Technology Co., Ltd.	1,463,000	12,386
		247,227
Consumer staples 10.34%
Unilever PLC	682,700	28,893
Danone SA	385,158	27,198
Shoprite Holdings Ltd.	1,628,185	24,909
Thai Beverage PCL	48,741,000	24,496
Casino, Guichard-Perrachon SA	243,182	23,448
SABMiller PLC	365,400	20,368
Mead Johnson Nutrition Co.	133,200	13,831
Want Want China Holdings Ltd.	10,266,000	13,476
Nestlé SA	174,943	13,142
American Funds Developing World Growth and Income Fund — Page 1 of 4

Common stocks Consumer staples (continued)	Shares	Value (000)
Imperial Tobacco Group PLC	213,400	$9,879
Olam International Ltd.	5,437,000	9,011
		208,651
Consumer discretionary 9.86%
MGM China Holdings Ltd.	12,899,000	39,005
Jumbo SA	1,546,736	19,631
Wynn Macau, Ltd.	5,270,400	17,195
PT Surya Citra Media Tbk	63,006,000	16,572
Baoxin Auto Group Ltd.[2]	23,359,500	15,935
Merida Industry Co., Ltd.	1,911,350	13,093
PT Astra International Tbk	22,264,600	12,999
Stella International Holdings Ltd.	4,695,500	12,927
Truworths International Ltd.	1,559,166	11,187
SJM Holdings Ltd.	4,223,000	8,386
Minth Group Ltd.	3,966,000	8,326
BEC World PCL	5,015,600	8,211
Chow Sang Sang Holdings International Ltd.	2,776,000	7,535
Cia. Hering, ordinary nominative	453,400	4,322
Arcos Dorados Holdings Inc., Class A	539,521	3,566
		198,890
Telecommunication services 9.58%
HKT Trust and HKT Ltd., units	29,901,960	37,209
Philippine Long Distance Telephone Co. (ADR)	397,200	26,533
China Unicom (Hong Kong) Ltd.	13,110,000	19,948
Singapore Telecommunications Ltd.	6,376,000	19,080
Bharti Airtel Ltd.	3,007,235	18,526
MegaFon OJSC (GDR)	820,300	16,939
América Móvil, SAB de CV, Series L (ADR)	510,700	12,109
LG Uplus Corp.	1,181,024	11,566
Globe Telecom, Inc.	277,675	10,821
TIM Participações SA, ordinary nominative	1,525,100	7,409
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	29,672,300	6,869
MTN Group Ltd.	317,416	6,250
		193,259
Industrials 7.03%
CCR SA, ordinary nominative	4,633,300	31,884
Yungtay Engineering Co., Ltd.	8,885,000	20,413
CTCI Corp.	9,211,000	14,971
BTS Rail Mass Transit Growth Infrastructure Fund	45,802,100	14,089
IJM Corp. Bhd.	6,471,700	12,972
AirTAC International Group	1,259,000	11,370
Beijing Enterprises Holdings Ltd.	1,252,000	9,993
Alliance Global Group, Inc.	18,049,400	9,968
Barloworld Ltd.	1,038,363	9,799
Larsen & Toubro Ltd.	244,063	6,448
		141,907
Materials 6.38%
Vale SA, Class A, preferred nominative	5,158,000	40,221
Vale SA, ordinary nominative (ADR)	12,000	108
First Quantum Minerals Ltd.	1,781,700	28,971
ALROSA OJSC	16,667,253	15,679
American Funds Developing World Growth and Income Fund — Page 2 of 4

Common stocks Materials (continued)	Shares	Value (000)
Potash Corp. of Saskatchewan Inc.	408,000	$14,021
Glencore PLC	2,584,500	12,951
Koninklijke DSM NV	150,832	9,922
Taiwan Cement Corp.	4,713,000	6,921
		128,794
Utilities 4.99%
Enersis SA (ADR)	2,097,300	35,192
Huaneng Power International, Inc., Class H	26,340,000	30,875
Glow Energy PCL	8,314,400	24,752
AES Corp.	712,600	9,884
		100,703
Energy 2.38%
Oil Search Ltd.	2,996,405	20,330
Ensco PLC, Class A	391,800	13,243
Tenaris SA (ADR)	262,900	8,657
Rosneft Oil Company OJSC (GDR)	1,215,300	5,755
		47,985
Health care 0.45%
PT Kalbe Farma Tbk	62,705,500	8,992
Miscellaneous 4.65%
Other common stocks in initial period of acquisition		93,849
Total common stocks (cost: $1,733,205,000)		1,691,998
Convertible bonds 0.16% Consumer discretionary 0.16%	Principal amount (000)
Dufry AG, convertible notes, 2.00% 2015	CHF3,000	3,134
Financials 0.00%
bank muscat (SAOG) 4.50% convertible notes 2017	OMR24	67
Total convertible bonds (cost: $3,510,000)		3,201
Bonds, notes & other debt instruments 3.37% Bonds & notes of governments & government agencies outside the U.S. 2.46%
Brazil (Federal Republic of) Global 7.875% 2015	$14,835	15,133
Colombia (Republic of) Global 8.25% 2014	5,540	5,565
Colombia (Republic of) Global 7.375% 2017	4,355	4,921
Indonesia (Republic of) 7.25% 2015	13,858	14,215
United Mexican States Government Global, Series A, 6.625% 2015	9,700	9,856
		49,690
Corporate bonds & notes 0.91% Energy 0.50%
Petróleos Mexicanos 7.375% 2014	10,000	10,007
American Funds Developing World Growth and Income Fund — Page 3 of 4

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services 0.41%	Principal amount (000)	Value (000)
América Móvil, SAB de CV 3.625% 2015	$8,250	$8,335
Total corporate bonds & notes		18,342
Total bonds, notes & other debt instruments (cost: $67,972,000)		68,032
Short-term securities 11.76%
American Honda Finance Corp. 0.11%—0.12% due 12/4/2014—1/9/2015	28,000	27,998
Apple Inc. 0.11% due 1/9/2015[3]	11,500	11,498
Bank of New York Mellon Corp. 0.07% due 12/1/2014[3]	21,100	21,100
E.I. duPont de Nemours and Co. 0.08% due 12/9/2014[3]	10,000	10,000
Fannie Mae 0.06% due 12/10/2014	20,882	20,881
Federal Home Loan Bank 0.05% due 12/5/2014	15,000	15,000
John Deere Bank SA 0.09% due 12/5/2014[3]	10,000	10,000
Microsoft Corp. 0.07% due 12/3/2014[3]	15,000	15,000
Mitsubishi UFJ Trust and Banking Corp. 0.17% due 1/9/2015[3]	30,000	29,994
Nordea Bank AB 0.18% due 1/29/2015[3]	25,800	25,794
Québec (Province of) 0.08% due 1/27/2015[3]	10,000	9,998
Siemens Capital Co. LLC 0.10% due 12/18/2014[3]	20,000	19,999
Sumitomo Mitsui Banking Corp. 0.14% due 12/15/2014[3]	20,000	19,998
Total short-term securities (cost: $237,261,000)		237,260
Total investment securities 99.15% (cost: $2,041,948,000)		2,000,491
Other assets less liabilities 0.85%		17,160
Net assets 100.00%		$2,017,651
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $25,269,000, which represented 1.25% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $173,381,000, which represented 8.59% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
CHF = Swiss francs
OMR = Omani rials
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-100-0115O-S44429	American Funds Developing World Growth and Income Fund — Page 4 of 4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American Funds Developing World Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Developing World Growth and Income Fund (the “Fund”), including the summary schedule of investments, as of November 30, 2014, and the related statement of operations, statement of changes in net assets (collectively, the “financial statements”), the financial highlights for the period from February 3, 2014 (commencement of operations) to November 30, 2014 (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of November 30, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of American Funds Developing World Growth and Income Fund as of November 30, 2014, and the results of its operations, changes in its net assets, and the financial highlights for the period from February 3, 2014 (commencement of operations) to November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

January 12, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in our internal control over financial reporting during the quarter ended November 30, 2014, which were identified in connection with management's evaluation required by paragraph (d) of Rule 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, other than as provided below.

Effective November 10, 2014, the American Funds Developing World Growth and Income Fund’s investment adviser implemented a new accounting system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Funds Developing World Growth and Income Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: January 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: January 30, 2015

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: January 30, 2015